UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 1, 2019, the Board of Directors (the “Board”) of Heron Therapeutics, Inc. (the “Company”) appointed Kimberly Manhard to the Board, to serve an initial term ending with the 2020 Annual Meeting of Stockholders.

Ms. Manhard has served as Executive Vice President, Drug Development of the Company since 2016. Ms. Manhard has more than 25 years of experience in drug development, regulatory affairs and pharmaceutical operations. From 2014 to 2016, Ms. Manhard served as a director of the Company. From 2006 to 2016, she held various positions at Ardea Biosciences, Inc., a wholly owned subsidiary of AstraZeneca PLC, most recently serving as Senior Vice President of Regulatory Affairs and Development Operations. In her role at Ardea, Ms. Manhard was instrumental in the development and 2015 regulatory approval of Zurampic® (lesinurad) for the treatment of hyperuricemia associated with gout. Previously, Ms. Manhard was President of her own consultancy firm, and, in 2002, she served as Vice President of Regulatory Affairs at Exelixis, Inc. Prior to Exelixis, Ms. Manhard held various positions at Agouron Pharmaceuticals, Inc., a division of the Warner-Lambert Company, supporting development and commercialization of anticancer and antiviral products, including Viracept® (nelfinavir). She also held various positions at Bristol-Myers Squibb Company in regulatory affairs, where she was responsible for oncology compounds, including Taxol® (paclitaxel), and infectious disease compounds, including Videx® (didanosine) and Zerit® (stavudine). Ms. Manhard is a member of the Board of Trustees for the Fleet Science Center. She received a B.S. degree in zoology and a B.A. degree in French from the University of Florida.

Ms. Manhard is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Manhard and any other persons pursuant to which she was selected as a director. Ms. Manhard will not receive any compensation for her service on the Board, consistent with the employee director compensation policy described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 1, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: October 1, 2019	/s/ David Szekeres
David Szekeres Senior Vice President, General Counsel, Business Development and Corporate Secretary